EXHIBIT 32





     CERTIFICATION PURSUANT TO SECTION 06 OF THE SARBANES-OXLEY ACT OF 2002
               (SUBSECTION (a) AND (b) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)





Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subsections (a) and
(b) of Section 1350 , chapter 63 of Title 18, United States Code), each of the undersigned officers of DuraVest, Inc., a Florida corporation (the "Company"), does certify with respect to the Quarterly Report of the Company on Form 10-QSB for the six months ended June 30, 2005 as filed with the Securities and Exchange Commission (the "10-QSB Report") that: (1) the 10-QSB Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the 10-QSB Report fairly presents in all material respects, the financial condition and results of the Company.



                                          DURAVEST, INC.

Dated:  August 15, 2005                   By: /s/ Patti Cooke
                                             -----------------------------------
                                             Patti Cooke, President, Principal
                                             Executive, Financial and Accounting
                                             Officer and Sole Director